SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 19, 2003

SOUTHERN MISSOURI BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	000-23406 (Commission File Number)	43-1665523 (IRS Employer Identification Number)

531 Vine Street, Poplar Bluff, Missouri         63901

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(573) 785-1421

N/A

(Former name or former address, if changed since last report)

Next Page

Item 5. Other Events

            The Registrant's press release dated March 19, 2003, announcing Southern Missouri Bancorp, Inc.'s intention to repurchase up to 5% or 58,720 shares of its common stock is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            (c) The following exhibit is filed as part of this report.

                  Exhibit 99.1         Press Release dated March 19, 2003

Next Page

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: March 19, 2003	By: /s/ Greg A. Steffens Greg A Steffens President

End.